Exhibit 99.2

Zeta Global Corrects False and Misleading Claims About Its Business

NEW YORK -- November 20, 2024 -- Zeta Global (NYSE: ZETA), the AI-Powered Marketing Cloud, today released a detailed rebuttal on its Investor Relations website that debunks the assertions made in a self-serving short seller report published on November 13, 2024. That “report” was riddled with misrepresentations, speculative conjecture, and categorically false statements about Zeta.

The detailed rebuttal posted today builds on Zeta’s initial response, also published on November 13, 2024.

David A. Steinberg, Co-Founder, Chairman, and CEO of Zeta, said, “The self-serving ‘report’ was filled with highly misleading and objectively false claims about Zeta and was written with a clear agenda: to drive down the value of our stock for the benefit of the author and the people betting against us.”

“We, along with our external legal counsel, thoroughly reviewed its spurious allegations, and as we detail extensively in our rebuttal, the facts could not be clearer: our data gathering and management, privacy policies and practices, and financial reporting comply with relevant law and advance our mission of delivering value for our clients and generating shareholder value."

Steinberg continued: “As demonstrated by the Board’s recent authorization of a $100 million stock repurchase program, and the purchases of Zeta stock by myself, and members of management and our board of directors, we have the utmost confidence in our business and Zeta’s future. We’ve been able to use this dislocation in our stock price to buy back stock at an accelerated pace under our repurchase program, and we expect to continue to do so to further our value creation strategy. We will continue to communicate transparently with our stakeholders.”

View the rebuttal by visiting: https://investors.zetaglobal.com/events-and-presentations/presentations/default.aspx.

About Zeta

Zeta Global (NYSE: ZETA) is the AI-Powered Marketing Cloud that leverages advanced artificial intelligence (AI) and trillions of consumer signals to make it easier for marketers to acquire, grow, and retain customers more efficiently. Through the Zeta Marketing Platform (ZMP), our vision is to make sophisticated marketing simple by unifying identity, intelligence, and omnichannel activation into a single platform – powered by one of the industry’s largest proprietary databases and AI. Our enterprise customers across multiple verticals are empowered to personalize experiences with consumers at an individual level across every channel, delivering better results for marketing programs. Zeta was founded in 2007 by David A. Steinberg and John Sculley and is headquartered in New York City with offices around the world. To learn more, go to www.zetaglobal.com.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our business, results of operations and financial condition and could cause actual results to differ materially from those expressed in the forward-looking statements. These statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this press release. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

Contacts

Investor Relations

Madison Serras

ir@zetaglobal.com

Press

Candace Dean

press@zetaglobal.com